UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2025
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NLIGHT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38462	91-2066376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
4637 NW 18th Avenue Camas, Washington		98607
(Address of principal executive offices)		(Zip Code)
(360) 566-4460
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock, par value $0.0001 per share	LASR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Grant of Performance-Based Restricted Stock Units

On August 13, 2025 (the “Grant Date”), in light of transitions in its business plan, retention needs, and in order to drive stock price growth, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of nLIGHT, Inc. (the “Company”) unanimously approved the grant of special one-time awards of performance-based restricted stock units (“Special PRSUs”). The Special PRSUs were awarded under the Company’s 2018 Equity Incentive Plan (the “Plan”), including to the Company’s principal executive officer and principal financial officer in the following amounts:

Name	Performance-Based Restricted Stock Units (Target #)
Scott Keeney	1,200,000
Joseph Corso	100,000

The Special PRSUs were granted pursuant to a new form of the 2018 Equity Incentive Plan-Form of Restricted Stock Unit Agreement (Performance-Based) (the “Special PRSU Agreement”), a copy of which is filed as Exhibit 10.1 hereto. Each Special PRSU represents a contingent right to receive one share of the Company’s common stock, par value $0.0001 per share. The Special PRSU Agreement provides that approximately 1/3rd of the Special PRSUs will become eligible to vest (“Earned Units”), in each case, subject to achievement of one of three specified Stock Price Goals (as defined in the Special PRSU Agreement) during the 6-year period beginning on the Grant Date through the 6th anniversary of the Grant Date (the “Performance Period”) and continued service through the applicable date of certification of achievement (the “Certification Date”). The Stock Price Goals are (i) $30, (ii) $35, and (iii) $40, for each tranche of Special PRSUs, respectively. Generally, 50% of the Earned Units will vest on the later of January 3, 2028, or the Certification Date, and 50% of the Earned Units will vest on the later of January 3, 2029, or the Certification Date, in each case subject to continued service through the applicable vesting date. If the Company’s Stock Price (as defined in the Special PRSU Agreement, and generally referring to the volume-weighted average stock price over a trailing consecutive 60-day period during the Performance Period) over the Performance Period does not exceed the Stock Price Goals, then no Special PRSUs will become Earned Units or become eligible to vest. Special rules to determine the number of Earned Units in the event of a “change in control” (as defined in the Plan) are set forth in the Special PRSU Agreement. Generally, in the event of a change in control that occurs during the Performance Period, achievement of the Stock Price Goal will be determined based on the transaction price paid in such change in control, subject to continued service through the change in control, and any Special PRSUs which do not become Earned Units will be forfeited. If the successor or acquiring entity does not assume or substitute for the Earned Units, the Earned Units will vest in connection with the change in control; otherwise, the Earned Units will remain subject to the applicable service-based requirements. The form of Special PRSU Agreement provides that Special PRSUs are subject to accelerated vesting upon certain qualifying terminations of employment and continued vesting eligibility upon certain qualifying terminations of service, subject to the effectiveness of a release of claims, as described in the Special PRSU Agreement and, with respect to Mr. Keeney, his Amended Employment Agreement (as defined below).

The foregoing description of the Special PRSU Agreement is not complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 10.1 hereto.

Amended and Restated Employment Agreement

On August 13, 2025, the Company and Scott Keeney, the Company’s principal executive officer, entered into an amended and restated employment agreement (the “Amended Employment Agreement”). The material changes to Mr. Keeney’s employment agreement set forth in the Amended Employment Agreement consist of a memorialization of the terms of the Special PRSUs granted to Mr. Keeney and described above, amended definitions of “cause” and “good reason” (each, as defined in the Amended Employment Agreement) applicable in respect to terminations of employment pursuant to which Mr. Keeney could become eligible to receive the severance payments and benefits previously disclosed. Further, the Amended Employment agreement provides that, in the event that Mr. Keeney ceases to be the Company’s Chief Executive Officer or an employee due to removal from that role by the Company without cause, due to death or “disability” (as defined in the Amended Employment Agreement), or, following a “change in control” (as defined in the Amended Employment Agreement) due to a resignation for good reason, and Mr. Keeney does not continue in an advisor or director role, or does so continue but is removed from such role by the Company or a vote of stockholders, then, subject to the effectiveness of a release of claims, the Special PRSUs will vest to the extent that performance was achieved not withstanding service-based vesting conditions; all of Mr. Keeney’s equity awards with a performance vesting requirement, including the Special PRSUs will remain outstanding and eligible for achievement through the end of the applicable performance period notwithstanding service-based vesting conditions; and all of Mr. Keeney’s equity awards with only a service vesting requirement will vest.

The foregoing description of the Amended Employment Agreement is not complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 10.2 hereto.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
10.1	2018 Equity Incentive Plan-Form of Restricted Stock Unit Agreement (Performance-Based)
10.2	Amended and Restated Employment Agreement, dated August 13, 2025, by and between the registrant and Scott Keeney
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NLIGHT, INC.
(Registrant)
Date:	August 15, 2025
		By:	/s/ JOSEPH CORSO
Joseph Corso
Chief Financial Officer